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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 26, 2002
                                                         -----------------

                                   Curis, Inc.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                            000-30347                04-3505116
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

   61 Moulton Street Cambridge, Massachusetts                       02138
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   (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (617) 503-6500
                                                           --------------

                                 Not Applicable
              ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     Curis, Inc. ("Curis" or "the Company") announced on November 26, 2002 it has licensed its broad bone morphogenetic protein (BMP) technology portfolio to Ortho Biotech Products, L.P., a member of the Johnson & Johnson family of companies. Two of Ortho Biotech's research affiliates, Johnson & Johnson Pharmaceutical Research & Development, L.L.C. and Centocor Research & Development, also members of the Johnson & Johnson family of companies, will have joint responsibility for further research and development of the licensed Curis BMP portfolio.

     The transaction covers all of Curis' proprietary BMP compounds including BMP-7, which has been studied in animal models as a treatment for systemic complications (renal osteodystrophy and vascular calcification) associated with chronic kidney diseases (CKD). Use of Curis' BMPs for the repair or regeneration of local musculoskeletal tissue defects and dental defects is the subject of an exclusive agreement with another party and not included in the licensed Curis BMP portfolio.

     Cardiovascular disease resulting from vascular calcification is the leading cause of death in the kidney dialysis patient population. In addition to kidney disease, the Curis BMP patent portfolio addresses many other therapeutic areas including the use of BMPs to promote motor skill recovery following stroke and improvement of memory and learning functions following traumatic brain injury.

     The agreement provides for cash payments from Ortho Biotech to Curis, including an upfront of $3.5 million and milestone payments at various intervals during the U.S. and European regulatory approval process for the first two therapeutic indications developed. These milestones include a $30 million payment for U.S. regulatory approval of a product for the treatment of kidney disease or associated complications. In exchange for these payments, Ortho Biotech receives the rights to develop and commercialize products based on Curis' extensive BMP patent portfolio, which covers numerous compositions of matter, fields of medical use, and related methodologies. The agreement further specifies that Curis will receive a royalty on net sales of products that incorporate Curis' BMP technologies.

     A copy of the Agreement dated as of November 27, 2002 between Curis and Ortho Biotech is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.    Description

10.1 Agreement dated as of November 27, 2002 by and between Curis, Inc. and Ortho Biotech Products, L.P.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CURIS, INC.


Date: December 9, 2002                     By: /S/ Daniel R. Passeri
                                               --------------------------------
                                               Daniel R. Passeri
                                               President and Chief Executive
                                               Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description

  10.1 Agreement dated as of November 27, 2002 by and between Curis, Inc. and Ortho Biotech Products, L.P.

                                       4